UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2012

KAYDON CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11333	13-3186040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 300, 2723 South State Street, Ann Arbor, MI		48104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (734) 747-7025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 9.01 Financial Statements and Exhibits.

Explanatory note: Kaydon Corporation is furnishing this amendment to reflect a balance sheet line item reclassification on its Consolidated Balance Sheets to conform to the Company’s recently filed Third Quarter 2012 Form 10-Q.

(d) Exhibits

Exhibit No.	Description

99.1	Consolidated Balance Sheets as of September 29, 2012 and December 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 26, 2012	KAYDON CORPORATION

	By:	/s/ Debra K. Crane
Debra K. Crane
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consolidated Balance Sheets as of September 29, 2012 and December 31, 2011